FINANCIAL PUBLIC RELATIONS AGREEMENT
          SECURED SERVICES/SOUTHERN SOFTWARE GROUP (NASDAQ-OTCBB:SSWG)

This Financial Public Relations Agreement ("Agreement") is made and entered on July 7, 2003 (the "Effective Date") or upon the closing of the reverse merger with Southern Software Group (SSWG) and SecureD Services, Inc. by and between SecureD Services/Southern Software Group (NASDAQ-OTCBB:SSWG), a Delaware corporation ("Company") and Chris Rosgen doing business as Capital Market
Relations ("Consultant" or "Capital Market Relations") of Mission Viejo, California.

WHEREAS, Capital Market Relations' business is financial public relations. Some of the vehicles and processes which Capital Market Relations offers its clients include the following:

BROKERAGE CAMPAIGN: Capital Market Relations presents emerging growth companies to the leading national and retail brokerages.

INSTITUTIONAL CAMPAIGN: CMR works closely with the nation's top money managers, mutual funds, hedge funds and institutions. These firms specialize and invest in growth companies like the Company.

RESEARCH COVERAGE: Establish client information with leading buyside and sellside analysts. Great emphasis is directed toward the Consulting, Managed Services opportunity and strength and experience of management.

PRESS RELEASES; Issue press releases for distribution to the Capital Market Relations database of institutional and media contracts. All material releases will be presented to editors for financial coverage in Dow Jones Newswires, Reuters, and Bloomberg Networks.

MEDIA RELEASES: Capital Market Relations presents opportunities for interviews with the financial media, including CNBC, CNNFN, Bloomberg Television, CBS MarketWatch, The Wall Street Journal, Barron's and investor's Business Daily, as well as several financial newsletters and internet portals.

QUARTERLY CONFERENCE CALLS: Arrange investor conference calls with analysts, brokers, and portfolio managers who invest in emerging companies.

FINANCIAL "ROAD-SHOWS": Schedule periodic meetings for management to present growth prospects to institutional investors and analysts.

INVESTOR CONFERENCES: Schedule management presentations at selected small-cap investor conferences.

FAIR  DISCLOSURE  COMPLIANCE:  Capital Market  Relations  will advise  regarding
compliance  with  all  requirements  for  disclosure  of  material   information
following the corporate guidelines set by the SEC and NASDAQ.

WHEREAS, Company desires to retain Consultant to perform the above financial public relations services for it, and the Consultant desires, subject to terms and conditions of this Agreement, to perform such financial public relations services for the Company.

NOW, THEREFORE, in consideration of the mutual promises and undertakings herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties agree as follows:

1)       ENGAGEMENT OF CONSULTANT

Company hereby engages Consultant upon the successful merger with SSWG, and Consultant hereby agrees to render, at the request of the Company, independent advisory and consulting services for the Company to the best of its ability upon the terms and conditions herein set forth. Such consulting services


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shall  include  but  not be  limited  to  the  development,  implementation  and maintenance of an on-going stock market support system to increase broker awareness of the Company's activities and to stimulate investor interest in the Company. The stock market support system shall include but not be limited to Shareholder Communication Systems and Media Relations Systems, which will be defined and developed by the Consultant with the approval of the Company. It is
understood  that  Consultants  ability  to  relate  information   regarding  the
Company's activities is directly proportionate to information provided by the Company to the Consultant.

2) COMPENSATION

2.1) As compensation for the services rendered by the Consultant, the Company agrees to pay the Consultant ($60,000 U.S.) annually at a rate of $5,000 per month payable in advance on the first day of each month. The first two-months shall be paid in advance on the Effective Date.

2.2) Further, as compensation to the Consultant for services rendered pursuant to this Agreement, the Company shall, upon execution of this Agreement, issue certain warrants (the "Warrants") to Consultant to purchase up to 150,000 shares of common stock of the Company, $.001 per value, (the "Warrant Stock") at the exercise prices set forth below for a purchase price of $150.00 in the aggregate.

The Warrants shall become exercisable at any time commencing on the Effective Date, pursuant to the following schedule.

A warrant to purchase 25,000 shares at an exercise price of $1.00 per share.

A warrant to purchase 25,000 shares at an exercise price of $2.00 per share.

A warrant to purchase 25,000 shares at an exercise price of $3.00 per share.

A warrant to purchase 25,000 shares at an exercise price of $4.00 per share.

A warrant to purchase 25,000 shares at an exercise price of $5.00 per share.

A warrant to purchase 25,000 shares at an exercise price of $6.00 per share.

The expiration term for the Warrants shall be 3 years from the Effective Date. The purchase price for the Warrants shall be paid and credited against the first payment by the Company to Consultant as provided in paragraph 2.1 above.


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

If the outstanding shares of common stock underlying the Warrants are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities or other forms of property (including cash) or rights, as a result of one or more reorganizations, recapitalization, spin-offs, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities or other forms of property (including cash) or rights for which the Warrants may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of the Warrants, but with a corresponding adjustment in the exercise price per share or other unit.

2.3)     EXERCISE OF WARRANT

     (i) Consultant hereby agrees to provide to the Company ten (10) business days' prior written notice (a "Notice of Proposed Exercise") of Consultant's intention to exercise the Warrant, which notice will specify whether such exercise is a Cashless Exercise or an exercise of the Warrant for cash as provided in the Warrant agreement.

     (ii) If the Notice of Proposed Exercise is given within the ten (10) business days immediately preceding the Expiration Date of the Warrant, the Expiration Date of the Warrant shall be extended such number of days (and only such number of days) necessary to permit timely exercise of the Warrant.

2.4)     RULE 144 STOCK

During the initial term of this Agreement, at the end of each month, Company shall issue 8,000 shares of its restricted 144 stock to Consultant (that on a cumulative basis total no more than 96,000 shares), if in Company's sole, good faith opinion, Consultant has fulfilled Consultant's Investor Relations activities ("IR") for that month. Company and Consultant will work together to develop a list of monthly IR activities that will be the basis for determining if Consultant has met his monthly activity requirements. This list of IR activities shall be updated by the Parties from time to time so as to be appropriate for the market conditions at the time.

2.5) REGISTRATION OF WARRANT STOCK AND RULE 144 STOCK

The Company agrees to use commercially reasonable efforts to register the common stock underlying the Warrant and the Rule 144 stock.

     (i) Consultant will be entitled to piggyback registration rights on all registrations of the Company Stock. If the Company at any time proposes to conduct a public offering of its securities so as to register any of its securities under the Act, including under an SB-2 registration statement or otherwise, it will each such time give a written notice to the Consultant, or its assigns, of its intention to do so. Upon the written request of Consultant, or assigns, given within 30 days after the receipt of any such notice, the Company will use its best efforts to cause all shares underlying the exercise of the Warrants and the shares of common stock to be registered under the Act (with the securities which the Company at the time proposes to register). All expenses incurred by the Company in complying with this Section shall be paid by the Company (including without limitation all registration and filing fees, listing fees, printing expenses, accountants' fees, legal counsel fees or blue sky filing fees).

     (ii) In the case of any registration effected by the Company pursuant to these registration provisions, the Company will use its commercially reasonable efforts to keep such Registration Statement effective for a period beginning on the date the Registration Statement is declared effective by the SEC and ending on the date as of which all of the Registrable Securities have been sold pursuant to the Registration Statement; (b) prepare and file with the SEC such amendments and supplements to the Registration Statement and


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

          the prospectus used in connection with the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to sales of the Registrable Securities pursuant to the Registration Statement; (c) provide a transfer agent and registrar for all Warrant Stock and Rule 144 Stock and a CUSIP number for all Warrant Stock and Rule 144 Stock; and (d) use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC; and (e) furnish to the Consultant, so long as Consultant owns any securities forthwith upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual report of the Company; and (iii) such other information as may be reasonably requested in order to avail the Holder of any rule or regulation of the SEC that permits the selling of any such Securities without registration.

2.6) The  Company   shall  also   reimburse   Consultant   for  all   reasonable
     out-of-pocket expenses, including but not limited to travel, air, hotel, car rental, press releases, conference calls, fax and web broadcasts. Any expense over $300K must be pre-approved by the Company.

3)   TERM

The term of this agreement ("Term") shall begin as of the Effective Date and shall terminate twelve months (12) months thereafter ("Anniversary Date"). Either party shall have the right to terminate this Agreement by thirty (30) days written notice to the other party; however, the minimum term of this Agreement shall be no less than six (6) months. In such termination event, any consulting fees due Consultant shall be paid on a pro-rated basis, and any expenses due Consultant shall be paid promptly. Consultant shall have six (6) months from the later of (i) the termination date, or (ii) registration of Warrant Stock, to convert all or part of his Warrant to Company common stock. Any portion of the Warrant not so converted shall expire as of the last day of the effective period.

Notwithstanding any termination as provided above, provided the Company cause the Warrant Stock to be registered, the Warrant shall expire three (3) years from the Anniversary Date. Notwithstanding any termination as provided above, provided the Company cause the Warrant Stock to be registered, the Warrant shall expire three (3) years from the Anniversary Date. Further, notwithstanding any termination as provided above, the Company will have the right to terminate the Agreement immediately on confirmation that legal action has been brought against the Consultant for any reason, relating to his relationship with his financial public relations clients in the information security sector and or investors in any of these clients.

4)   FINDER'S FEE; NON-CIRCUMVENTION AND NON-DISCLOSURE

Neither the Company nor its directors, officers, agents attorneys, employees, affiliates, representatives, successors, or assigns will consummate a transaction with any financing sources introduced to the Company by the Consultant without first notifying Consultant and paying Consultant a fee equal to eight percent (8%) of any equity capital raised and two percent (2%) of any debt capital raised on a per transaction basis. This provision will extend for a period of two (2) years from the date of first introduction of such financing source by Consultant. The Company shall keep completely confidential the identity of all financing sources introduced to the Company by Consultant.

5) COMPANY REPRESENTATIONS. The Company represents and warrants to Consultant, that, as of the Effective Date:

     (a) The Company is a corporation organized, in good standing and validly existing under the law and has requisite power to own and operate its property and assets and carry on its business as presently conducted.


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

     (b) The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject as to the enforcement of remedies to applicable bankruptcy, insolvency, reorganization similar laws relating to or affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement, 144 Stock and the Warrant and compliance with the provisions hereof and thereof by the Company does not conflict with, or constitute a breach or violation of the terms, conditions or provisions of, or constitute a default (or an event with which the giving of notice or passage of time both could result in default) under, or result in the creation or imposition of any lien pursuant to the terms of, the Articles of Incorporation or Bylaws of the Company.

     (c) The issuance and delivery of the Warrant, Warrant Stock and Rule 144 Stock is not subject to preemptive or any similar rights of the stockholders of the Company or any liens or encumbrances arising through the Company; and when the Warrant Stock and Rule 144 Stock are issued upon exercise and in accordance with the terms of the Warrant, they will be validly issued and outstanding, fully paid and authorized nonassessable and free of any liens or encumbrances arising through the Company.

     (d) During the period within which this Warrant may be exercised; the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of authorized but unissued shares of Common Stock, when and as required to provide for the exercise of the rights represented by this Warrant.

6)   INDEMNITY

     Company shall indemnify Consultant and hold Consultant harmless, except in the case of gross negligence and material misrepresentation on the part of the Consultant, from any and all liabilities, claims, damages, losses, costs and causes of action, including without limitation, attorney's fees arising out of or connected with the Company's business, representations and actions.

7)   CONFIDENTIALITY

     The Consultant and the Company each agree to provide reasonable security measures to keep information of the other party confidential where release may be detrimental to such party's business interests ("Confidential Information"). Information shall only be deemed Confidential Information if disclosed in writing to the other party and clearly labeled as Confidential Information. Consultant and the Company shall each require their employees, agents, affiliates, subcontractors, other licensees, and others who will have access to Confidential Information through Consultant and the Company, as the case may be, to enter into appropriate non-disclosure agreements requiring the confidentiality contemplated by this Agreement. Each of Consultant and the Company agree that it will not, either during the term of this Agreement or at any time thereafter, disclose, use or make known for its or another's benefit, any Confidential Information acquired or used by it hereunder. Confidential Information shall not include any information that is or becomes generally available to the public other than as a result of a disclosure by the party under a duty of confidentiality, or its representatives, or which is required by law to be disclosed by the party under a duty of confidentiality.

8)   RIGHTS TO WORK

     The Company and Consultant agrees and acknowledges that except for the information directly provided by Consultant to the Company in the scope of his services under this Agreement, the proprietary information and results of the Consultant's work for the Company, such as the Capital Market Relations database, belong exclusively to the Consultant.


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

9)   GENERAL PROVISIONS

9.1) GOVERNING LAW AND JURISDICTION

This agreement shall be governed by and interpreted in accordance with the laws of the state of Delaware. Each of the parties hereto consents to such jurisdiction for the enforcement of this agreement and matters pertaining to the transactions and activities contemplated hereby.

9.2) COMPLETE AGREEMENT

This Agreement supersedes any and all of the other agreements, either oral or in writing, between the parties with respect to such subject matter in any manner whatsoever. Each party to this agreement Acknowledges that no representations, inducements, promises or agreements, oral or otherwise have been made by any Party, or anyone herein, and that no other Agreement, statement or promise not contained in the agreement may be changed or amended only by an amendment in writing signed by all Parties or their respective successors-in-interest.

9.3) BINDING

This agreement shall be binding upon and inure to the benefit of the successors-in-interest, assigns and personal representatives of the respective Parties.

Binding arbitration. The Company and Consultant agree that any dispute or controversy arising out of or in connection with this Agreement or any alleged breach hereof shall be settled by arbitration in the State of Delaware, pursuant to the rules of the American Arbitration Association. If the parties to such arbitration cannot jointly select a single arbitrator to determine the matter, one arbitrator shall be chosen by each party (or, if a party fails to make a choice, by the American Arbitration Association. On behalf of such party) and the two arbitrators so chosen will select a third. The decisions of the single arbitrator jointly selected by the parties thereto, or if the three arbitrators are selected, the decision of any two of them, will be final and binding upon the parties thereto and the judgment of a court of competent jurisdiction may be jurisdiction in such a manner as shall be determined by the arbitrator or arbitrators.

9.4) UNENFORCEABLE TERMS

Any provisions hereof prohibited by the law or unenforceable under the law of any jurisdiction in which such provision is applicable shall adhere to such jurisdiction only be ineffective without effecting any other provision if this Agreement. To the full extent, however, that such applicable law may be waived to the end that this Agreement be deemed valid and binding agreement enforceable in accordance with its terms, the parties hereto hereby waive such applicable law knowingly and understanding the effect of such waiver.

9.5) EXECUTION IN COUNTERPARTS

This Agreement may be executed in several counterparts and when so executed shall constitute one agreement binding on all the parties, not withstanding that all the parties are not signatory to the original to the original and same counterpart.

9.6) PUBLICITY. Neither party shall make or issue, or cause to be made or issued, any announcement or written statement concerning this Agreement without the prior consent of the other party. This provision shall not apply, however, to any announcement or written statement required to be made by law.

9.7) RETURN OF INFORMATION. Each party shall keep a record of the location where all Confidential Information furnished or created by the other party is located. Upon termination of the Agreement, all copies of the Confidential Information of the other party, including analyses, compilations, forecasts, studies or other documents will be returned immediately upon the written request therefore. That portion of the Confidential Information which consists of analyses, compilations, forecasts, studies or other documents prepared by Consultant or its representatives will continue to be held by Consultant and kept confidential and subject to the


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

terms of this Agreement.

9.8) MISCELLANEOUS PROVISIONS

The various headings and numbers herein and the grouping of provisions of this Agreement into separate articles and paragraphs are for the purpose of convenience only and shall not be considered a part hereof. The language in all parts of the this Agreement shall in all cases be construed in accordance with its fair meanings as if prepared by all parties to the Agreement and not strictly for or against any of the Parties.

10) NOTICES

Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission (provided acknowledgment of receipt thereof is delivered to the sender) or sent by overnight delivery, or certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed, sent by facsimile transmission or if mailed three days after the date of deposit in the United States mail as follows:

If to Consultant, to:

Capital Market Relations
27674 Emerald
Mission Viejo, CA 92691
Fax: (949) 364-1939
Attn: Chris Rosgen
E-Mail: CMR@capitalmarketrelations.com

If to Company, to:

SecureD Services/Dolfin.com
1175 North Service Road West Suite 214,
Oakville, Ontario L6M 2W1
Canada
E-Mail:
Fax:
Attn: Mike Dubreuil

Or such address as any of the above shall have specified by notice hereunder.


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IN WITNESS  WHEREOF,  the parties  hereto have executed this Agreement as of the day and year first herein above written.

          SecureD Services/Southern Software Group (NASDAQ-OTCBB:SSWG), a corporation

          By: /s/ King Moore

          Name: King Moore
          Title: Chief Executive Officer

          Capital Market Relations


          By: /s/ Chris Rosgen

          Name: Chris Rosgen
          Title: President and Owner


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